UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2023

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Allbirds, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Montgomery Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 17, 2023, Allbirds, Inc. (the “Company”) entered into an amendment agreement (the “Second Amendment”) with JPMorgan Chase Bank, N.A. (“JPM”), in respect of that certain Credit Agreement, dated as of February 20, 2019 (the “Credit Agreement”), by and between the Company and JPM. The Second Amendment amended the terms of the Credit Agreement to, among other things, (i) increase the committed amount from $40 million to $50 million, (ii) increase the uncommitted incremental borrowing capacity from $35 million to $50 million, (iii) increase the interest rate margin by 0.50%, (iv) extend the maturity date from February 20, 2024 to April 17, 2026 and (v) provide that a Dominion Event Date (as defined therein) shall occur on any date on which Availability (as defined therein) is less than 25.0% of the Aggregate Revolving Commitments (as defined therein). As amended, interest on borrowings under the revolving credit facility will accrue at a variable rate equal to (i) SOFR, plus (ii) 0.10%, plus (iii) a specified spread of 1.75% or 2.00% dependent on the average quarterly revolver availability, calculated on the last day of each fiscal quarter being greater than 20% of the total revolver commitments or less than or equal to 20% of the total revolver commitments, respectively.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated as of April 17, 2023, among the Company, the other Loan Parties thereto, the lending institutions party thereto as the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: April 19, 2023
	By:	/s/ Joseph Zwillinger
Joseph Zwillinger
Co-Chief Executive Officer